LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Series

Supplement dated August 9, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement to the summary prospectus for your individual variable annuity contract describes revisions that apply to Contractowners who elect Lincoln Market Select® Advantage on and after August 19, 2024, and later transition to the current version of i4LIFE® Advantage Select Guaranteed Income Benefit. All other provisions in your prospectus remain unchanged. The changes discussed in this supplement apply to new Contractowners only and do not impact existing Contractowners.

Contractowners who elect Lincoln Market Select® Advantage on and after August 19, 2024, will be able to transition to the current version of i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. See the i4LIFE® Advantage Guaranteed Income Benefit Transitions section of your prospectus for complete details.  The current version of i4LIFE® Advantage Select Guaranteed Income Benefit is different from previous versions of the rider in the following ways:
•	a lower Guaranteed Income Benefit step-up percentage;
•	a change in the Access Period requirements;
•	a higher AIR for transitions to Select Guaranteed Income Benefit; and
•	higher Select Guaranteed Income Benefit percentages, as reflected on the Rate Sheet.

Please keep this supplement for future reference.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Series

Supplement dated August 9, 2024 to the
Summary Prospectus for New Investors dated May 1, 2024

This supplement discusses changes to your summary prospectus. All other provisions in your prospectus remain unchanged. Please retain this supplement for future reference.

Purchase Payments – Investing in the Contract: Beginning September 16, 2024, the following rules will apply to maximum Purchase Payments:

Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Level Advantage® and Lincoln Level Advantage 2SM contracts) for the same Contractowner, joint owner, and/or Annuitant.

Please retain this Supplement for future reference.